Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of KonaTel, Inc. (the “Registrant”) on Form 10-K for the period ending December 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), we, D. Sean McEwen, Chief Executive Officer, and Brian R. Riffle, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)       The Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)       The information contained in the Annual Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Date:	April 14, 2022	By:	/s/ D. Sean McEwen
D. Sean McEwen
Chief Executive Officer

Date:	April 14, 2022	By:	/s/ Brian R. Riffle
Brian R. Riffle
Chief Financial Officer